Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Rick Lacroix
Progress Software	Progress Software
+1 781 280 4817	+1 781 280 4604
flanagan@progress.com	rlacroix@progress.com

Progress Software Reports 2014 Fiscal Second Quarter Results

BEDFORD, MA, June 26, 2014 (BUSINESSWIRE) — Progress Software Corporation (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal second quarter ended May 31, 2014.

Revenue from continuing operations was $80.8 million compared to $81.7 million in the same quarter last year, a year over year decrease of 1% on an actual currency basis and 2% on a constant currency basis.

Additional financial highlights included:

On a GAAP basis in the fiscal second quarter of 2014:

•	Income from operations was $20.3 million compared to $14.4 million in the same quarter last year;

•	Income from continuing operations was $12.8 million compared to $8.1 million in the same quarter last year;

•	Net income was $12.8 million compared to $3.9 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.25 compared to $0.15 in the same quarter last year.

On a non-GAAP basis in the fiscal second quarter of 2014:

•	Income from operations was $28.4 million compared to $23.7 million in the same quarter last year;

•	Operating margin was 35% compared to 29% in the same quarter last year;

•	Income from continuing operations was $19.2 million compared to $15.0 million in the same quarter last year; and

•	Diluted earnings per share from continuing operations was $0.37 compared to $0.27 in the same quarter last year.

Phil Pead, Progress CEO, said, “We are pleased with our second quarter performance. Progress continues to add new features and functionality to its core products while also introducing new offerings, such as comprehensive mobile app development capabilities in our Pacific PaaS platform. We are also very excited about the new opportunities and innovative technologies that our Modulus acquisition provides as we broaden our cloud, hybrid and on-premise offerings.”

Other fiscal second quarter 2014 metrics and recent results included:

•	Cash, cash equivalents and short-term investments were $226.6 million;

•	Cash inflows from operations were $17.1 million compared to cash inflows from operations of $13.6 million in the same quarter in fiscal year 2013;

•	DSO was 65 days, compared to 71 days in the fiscal first quarter of 2014; and

•
Under the previously announced authorization by the Board of Directors to repurchase up to $100 million of common stock, the company has repurchased 1.6 million shares for $35.0 million as of May 31, 2014.

In addition, during the second quarter of fiscal year 2014, Progress acquired Cincinnati, Ohio-based Modulus LLC, a privately-held company that provides a platform-as-a-service (PaaS) for easily hosting, deploying, scaling and monitoring data-intensive, real-time applications using powerful, rapidly growing Node.js and MongoDB technologies. Also during the quarter, Progress announced the release of Easyl, our latest product offering included in our Pacific platform.

Business Outlook

Progress Software provides the following updated guidance for the fiscal year ending November 30, 2014:

•	Revenue is expected to be between $331 million and $338 million;

•	Non-GAAP earnings per share is expected to be between $1.38 and $1.45;

•	Non-GAAP operating margin is expected to be between 33% and 34%;

•	Free cash flow is expected to be between $79 million and $83 million; and

•	Non-GAAP effective tax rate is expected to be 33%.

Progress Software provides the following guidance for the third fiscal quarter ending August 31, 2014:

•	Revenue is expected to be between $78 million and $81 million; and

•	Non-GAAP earnings per share is expected to be between $0.32 and $0.35.

Free cash flow is equal to cash flows from operating activities less purchases of property and equipment and capitalized software development costs.

Conference Call

The Progress Software quarterly investor conference call to review its fiscal second quarter of 2014 will be broadcast live at 5:00 p.m. ET on Thursday, June 26, 2014 and can be accessed on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-455-2296, pass code 5822388. The conference call will include brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress Software website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress Software provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress Software believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K furnished to the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's strategic plan; future revenue growth, operating margin and cost savings; product development, strategic partnering and marketing initiatives; the growth rates of certain markets; and other statements regarding the future operation, direction and success of Progress's business. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress’s strategy and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress's ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy; (4)

Progress's ability to make acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (5) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (6) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (7) the receipt and shipment of new orders; (8) Progress's ability to expand its relationships with channel partners and to manage the interaction of channel partners with its direct sales force; (9) the timely release of enhancements to Progress's products and customer acceptance of new products; (10) the positioning of Progress's products in its existing and new markets; (11) variations in the demand for professional services and technical support; (12) Progress's ability to penetrate international markets and manage its international operations; and (13) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2013. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress Software can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(In thousands, except per share data)	May 31, 2014	May 31, 2013	% Change	May 31, 2014	May 31, 2013	% Change
Revenue:
Software licenses	$27,988	$29,347	(5)%	$50,252	$59,254	(15)%
Maintenance and services	52,839	52,358	1%	105,113	106,184	(1)%
Total revenue	80,827	81,705	(1)%	155,365	165,438	(6)%
Costs of revenue:
Cost of software licenses	1,139	1,356	(16)%	3,146	3,446	(9)%
Cost of maintenance and services	5,709	6,990	(18)%	11,054	14,640	(24)%
Amortization of acquired intangibles	530	143	271%	1,059	282	276%
Total costs of revenue	7,378	8,489	(13)%	15,259	18,368	(17)%
Gross profit	73,449	73,216	—%	140,106	147,070	(5)%
Operating expenses:
Sales and marketing	24,359	25,890	(6)%	48,868	54,532	(10)%
Product development	15,480	14,671	6%	30,593	28,293	8%
General and administrative	11,428	14,064	(19)%	23,155	28,730	(19)%
Amortization of acquired intangibles	148	167	(11)%	312	338	(8)%
Restructuring expenses	124	2,766	(96)%	320	3,726	(91)%
Acquisition-related expenses	1,630	1,272	28%	2,576	1,272	103%
Total operating expenses	53,169	58,830	(10)%	105,824	116,891	(9)%
Income from operations	20,280	14,386	41%	34,282	30,179	14%
Other income (expense), net	(129)	(292)	56%	(123)	(840)	85%
Income from continuing operations before income taxes	20,151	14,094	43%	34,159	29,339	16%
Provision for income taxes	7,352	5,952	24%	10,260	11,384	(10)%
Income from continuing operations	12,799	8,142	57%	23,899	17,955	33%
Income (loss) from discontinued operations, net	—	(4,232)	100%	—	17,073	(100)%
Net income	$12,799	$3,910	227%	$23,899	$35,028	(32)%

Earnings per share:
Basic:
Continuing operations	$0.25	$0.15	67%	$0.47	$0.32	47%
Discontinued operations	—	(0.08)	100%	—	0.30	(100)%
Net income per share	$0.25	$0.07	257%	$0.47	$0.62	(24)%
Diluted:
Continuing operations	$0.25	$0.15	67%	$0.46	$0.31	48%
Discontinued operations	—	(0.08)	100%	—	0.30	(100)%
Net income per share	$0.25	$0.07	257%	$0.46	$0.61	(25)%
Weighted average shares outstanding:
Basic	51,049	54,919	(7)%	51,271	56,410	(9)%
Diluted	51,673	55,736	(7)%	51,919	57,244	(9)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	May 31, 2014	November 30, 2013
Assets
Current assets:
Cash, cash equivalents and short-term investments	$226,576	$231,440
Accounts receivable, net	58,023	66,784
Other current assets	36,508	39,587
Total current assets	321,107	337,811
Property and equipment, net	59,865	57,030
Goodwill and intangible assets, net	246,771	234,236
Other assets	45,606	53,110
Total assets	$673,349	$682,187
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$51,746	$68,186
Short-term deferred revenue	98,413	96,393
Total current liabilities	150,159	164,579
Long-term deferred revenue	2,533	1,144
Other long-term liabilities	2,131	2,810
Shareholders’ equity:
Common stock and additional paid-in capital	200,003	205,307
Retained earnings	318,523	308,347
Total shareholders’ equity	518,526	513,654
Total liabilities and shareholders’ equity	$673,349	$682,187

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Six Months Ended
(In thousands)	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
Cash flows from operating activities:
Net income	$12,799	$3,910	$23,899	$35,028
Depreciation and amortization	3,573	4,076	7,047	7,477
Stock-based compensation	5,709	5,881	11,254	10,787
Net gains on sales of dispositions	—	—	—	(35,106)
Other non-cash adjustments	1,866	726	375	(2,201)
Changes in operating assets and liabilities	(6,831)	(952)	(35)	(27,403)
Net cash flows from operating activities	17,116	13,641	42,540	(11,418)
Capital expenditures	(1,519)	(1,488)	(8,037)	(2,386)
Redemptions and sales of auction-rate-securities	—	—	—	25
Issuances of common stock, net of repurchases	(22,196)	(64,025)	(28,095)	(144,094)
Payments of acquisitions, net of cash acquired	(12,493)	(9,450)	(12,493)	(9,450)
Proceeds from divestitures, net	—	—	3,300	73,381
Other	(2,381)	(4,249)	(2,079)	(5,471)
Net change in cash, cash equivalents and short-term investments	(21,473)	(65,571)	(4,864)	(99,413)
Cash, cash equivalents and short-term investments, beginning of period	248,049	321,375	231,440	355,217
Cash, cash equivalents and short-term investments, end of period	$226,576	$255,804	$226,576	$255,804

SUPPLEMENTAL INFORMATION

Revenue from continuing operations by Type

(In thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	YTD 2014	YTD 2013
License	$29,907	$29,347	$25,666	$37,392	$22,264	$27,988	$50,252	$59,254
Maintenance	51,456	50,419	49,752	51,230	50,181	50,305	100,486	101,875
Professional services	2,370	1,939	2,160	2,358	2,093	2,534	4,627	4,309
Total revenue	$83,733	$81,705	$77,578	$90,980	$74,538	$80,827	$155,365	$165,438

Revenue from continuing operations by Region

(In thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	YTD 2014	YTD 2013
North America	$39,310	$37,540	$34,596	$42,833	$34,586	$36,827	$71,413	$76,850
EMEA	32,548	33,481	32,315	35,256	29,315	33,698	63,013	66,029
Latin America	6,822	6,526	5,496	6,526	5,108	5,703	10,811	13,348
Asia Pacific	5,053	4,158	5,171	6,365	5,529	4,599	10,128	9,211
Total revenue	$83,733	$81,705	$77,578	$90,980	$74,538	$80,827	$155,365	$165,438

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended		Six Months Ended
(In thousands, except per share data)	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
GAAP income from operations	$20,280	$14,386	$34,282	$30,179
GAAP operating margin	25%	18%	22%	18%
Amortization of acquired intangibles	678	310	1,371	620
Stock-based compensation (1)	5,709	4,981	11,254	9,470
Restructuring expenses	124	2,766	320	3,726
Acquisition-related expenses	1,630	1,272	2,576	1,272
Total operating adjustments	8,141	9,329	15,521	15,088
Non-GAAP income from operations	$28,421	$23,715	$49,803	$45,267
Non-GAAP operating margin	35%	29%	32%	27%

GAAP income from continuing operations	$12,799	$8,142	$23,899	$17,955
Operating adjustments (from above)	8,141	9,329	15,521	15,088
Income tax adjustment	(1,711)	(2,464)	(5,638)	(4,169)
Total income from continuing operations adjustments	6,430	6,865	9,883	10,919
Non-GAAP income from continuing operations	$19,229	$15,007	$33,782	$28,874

GAAP diluted earnings per share from continuing operations	$0.25	$0.15	$0.46	$0.31
Income from continuing operations adjustments (from above)	0.12	0.12	0.19	0.19
Non-GAAP diluted earnings per share from continuing operations	$0.37	$0.27	$0.65	$0.50

Diluted weighted average shares outstanding	51,673	55,736	51,919	57,244

(1) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	$146	$158	$298	$367
Sales and marketing	991	881	2,190	1,920
Product development	1,425	1,225	2,778	2,688
General and administrative	3,147	2,717	5,988	4,495
Stock-based compensation from continuing operations	$5,709	$4,981	$11,254	$9,470

	Three Months Ended		Six Months Ended
(In thousands, except per share data)	May 31, 2014	May 31, 2013	May 31, 2014	May 31, 2013
GAAP costs of revenue	$7,378	$8,489	$15,259	$18,368
GAAP operating expenses	53,169	58,830	105,824	116,891
GAAP expenses	60,547	67,319	121,083	135,259
Operating adjustments (from above)	8,141	9,329	15,521	15,088
Non-GAAP expenses	$52,406	$57,990	$105,562	$120,171

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR FISCAL YEAR 2014 GUIDANCE
(Unaudited)

Fiscal Year 2014 Revenue Growth Guidance
	Fiscal Year Ended	Fiscal Year Ending
	November 30, 2013	November 30, 2014
(In millions)		Low	% Change	High	% Change
Total revenue	$334	$331	(1)%	$338	1%

Fiscal Year 2014 Non-GAAP Operating Margin Guidance
	Fiscal Year Ending November 30, 2014
(In millions)	Low	High
GAAP income from operations	$78.1	$83.5
GAAP operating margins	24%	25%
Stock-based compensation	23.0	23.0
Acquisition related expense	3.2	3.2
Amortization of intangibles	3.1	3.1
Restructuring expense	0.5	0.5
Total operating adjustments	29.8	29.8
Non-GAAP income from operations	$107.9	$113.3
Non-GAAP operating margin	33%	34%

Fiscal Year 2014 Non-GAAP Earnings per Share and Effective Tax Rate Guidance
	Fiscal Year Ending November 30, 2014
(In millions, except per share data)	Low	High
GAAP net income	$51.0	$54.5
Operating adjustments (from above)	29.8	29.8
Income tax adjustment (2)	(8.4)	(8.4)
Non-GAAP net income	$72.4	$75.9

GAAP diluted earnings per share	$0.97	$1.04
Non-GAAP diluted earnings per share	$1.38	$1.45

Diluted weighted average shares outstanding	52.5	52.5

(2) Tax adjustment is based on a non-GAAP effective tax rate of 33%, calculated as follows:

Non-GAAP income from operations	$107.9	$113.3
Non-GAAP net income	72.4	75.9
Tax provision	35.5	37.4
Non-GAAP tax rate	33%	33%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q3 2014 GUIDANCE
(Unaudited)

Q3 2014 Revenue Growth Guidance
	Three Months Ended	Three Months Ending
	August 31, 2013	August 31, 2014
(In millions)		Low	% Change	High	% Change
Total revenue	$77.6	$78.0	1%	$81.0	4%

Q3 2014 Non-GAAP Earnings per Share Guidance
	Three Months Ending August 31, 2014
	Low	High
GAAP diluted earnings per share	$0.20	$0.23
Stock-based compensation	0.12	0.12
Acquisition related expense	0.01	0.01
Amortization of intangibles	0.02	0.02
Total operating adjustments	0.15	0.15
Income tax adjustment	$(0.03)	$(0.03)
Non-GAAP diluted earnings per share	$0.32	$0.35